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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: February 1, 2001
                        (Date of earliest event reported)




                           VERIZON COMMUNICATIONS INC.
             (Exact name of registrant as specified in its charter)




          Delaware                        1-8606                  23-2259884
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)


1095 Avenue of the Americas,
New York, New York                                                  10036
(Address of principal executive offices)                          (Zip Code)



       Registrant's telephone number, including area code: (212) 395-2121



                                 Not applicable
          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

Attached as an exhibit is the press release and financial tables issued by Verizon Communications Inc. on February 1, 2001 announcing earnings for the fourth quarter of 2000 and the year ended December 31, 2000 and contained in its Investor Relations Bulletin.


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         12       Ratio of Earnings to Fixed Charges.

         99 Press release and financial tables, dated February 1, 2001, issued by Verizon Communications Inc. and contained in its Investor Relations Bulletin.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 Verizon Communications Inc.
                                           -------------------------------------
                                                        (Registrant)

Date:           February 1, 2001                   /s/ Lawrence R. Whitman
          ------------------------------   -------------------------------------
                                           Lawrence R. Whitman
                                           Senior Vice President and Controller


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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------

   12                    Ratio of Earnings to Fixed Charges.

   99 Press release and financial tables, dated February 1, 2001, issued by Verizon Communications Inc. and contained in its Investor Relations Bulletin.